September 29, 2017

DREYFUS PREMIER GNMA FUND, INC.

(the "Company")

-Dreyfus GNMA Fund

(the "Fund")

Supplement to Summary Prospectus and Statutory Prospectus (Class A, C, I, Y, Z and T Shares) dated September 1, 2017 and current Statement of Additional Information ("SAI")

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting of the Company's Board of Directors (the "Board") held on July 31, 2017, the Board approved changes to the Fund's name and investment strategy as described below.  The changes to the Fund's name and investment strategy will take effect on or about November 1, 2017 (the "Effective Date").

As of the Effective Date, the Fund's name will change to:

Dreyfus U.S. Mortgage Fund

As of the Effective Date, the following will replace the first paragraph in the section entitled "Fund Summary—Principal Investment Strategy" in each statutory prospectus and "Principal Investment Strategy" in the summary prospectus:

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in mortgage-related securities.  These mortgage-related securities may include certificates (debt securities) issued, and guaranteed as to timely payment of principal and interest, by the Government National Mortgage Association (GNMA) (popularly called "Ginnie Maes"); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (CMOs).  The fund will invest at least 65% of its net assets in Ginnie Maes.  The fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality.  The fund is not subject to any maturity or duration restrictions.

As of the Effective Date, the following will replace the first three paragraphs in the section entitled "Fund Summary—Goal and Approach" in each statutory prospectus:

The fund seeks to maximize total return, consisting of capital appreciation and current income.  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in mortgage-related securities.  These mortgage-related securities may include certificates (debt securities) issued, and guaranteed as to timely payment of principal and interest, by the Government National Mortgage Association (GNMA) (popularly called "Ginnie Maes"); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (CMOs).

The fund will invest at least 65% of its net assets in Ginnie Maes.  Ginnie Maes are backed by a pool of residential mortgages, which "pass through" to investors the interest and principal payments of homeowners.  The GNMA, a U.S. government corporation, guarantees that investors will receive timely principal and interest payments even if homeowners do not make mortgage payments on time.  This guarantee is backed by the full faith and credit of the United States.

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The fund can invest in privately issued mortgage-backed securities with a "BBB" or higher credit quality, but currently intends to invest in only those securities with an "A" or higher credit quality.  The fund is not subject to any maturity or duration restrictions.

As of the Effective Date, the following will replace any contrary information for the Fund in the section entitled "Investment Restrictions—Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names—Names" in the SAI:

Fund	80% Test	Fundamental Policy?
Dreyfus U.S. Mortgage Fund	Mortgage-related securities	No*

* As a Fundamental Policy, the fund will invest at least 65% of its net assets (except when maintaining a temporary defensive position) in Ginnie Maes.

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